Exhibit 99.3

Value-based strategy. People-centered approach.
“Building meaningful relationships with our customers has made us the strong bank we are today.”
-Chairman and CEO George Gleason
In 1979, George Gleason had a vision to create a bank where people would genuinely want to do business. And today, that bank not only exists, it’s nationally recognized for providing safe, sound and secure banking solutions and customer service unmatched in the market place.
From the beginning, Mr. Gleason has instilled a personal commitment to excellence, fair dealing and exceptional customer service, and has built his team with individuals having the same mindset. The philosophy has always been to do what’s best for the customer; first by listening to and understanding their needs, and then by helping them find the best financial solutions.
This values-based strategy influences all the Bank’s decisions and has kept Bank of the Ozarks strong throughout the financial crisis of the mid- to late 2000s.
The Bank’s goal is not necessarily to be the largest financial institution – but to simply be the best one. Regardless of organizational size, we will always be deeply committed to developing friendships with our customers and relationships with the communities we serve. Our success is built upon our exceptional service to every customer, large and small – and we will keep that truth in focus as we build on our past.
1903
Newton County Bank chartered in Jasper, Arkansas
1937
Bank of Ozark chartered in Ozark, Arkansas
1979
Gleason purchases Bank of Ozark
1983
Gleason purchases Newton County Bank; assumes charter
1994
With five offices, launches de novo branching plan; changes name to Bank of the Ozarks
1995
Relocates headquarters to Little Rock, Arkansas
1997
Bank of the Ozarks, Inc., holds initial public stock offering (OZRK)
1998
Begins Central Arkansas expansion
2002
Becomes $1 billion organization based on assets
2003
Celebrates 100th anniversary
2004
Pushes de novo expansion into Texas with three offices
2005
Becomes $2 billion organization based on assets
2006
Opens 11 new offices, a Company record
2008
Becomes $3 billion organization based on assets
Opens new headquarters in Little Rock, Arkansas
2009
Named second and third-best performing bank in America by ABA Banking Journal and U.S. Banker
2010
Named second-best performing bank in America by Bank Director magazine
George Gleason named Community Banker of the Year by American Banker magazine
2011 & 2012
Named best performing bank in America
by ABA Banking Journal
2012
Named best performing regional bank in America by SNL Financial
2013 & 2014
Named best performing bank in America by Bank Director magazine
2015
Named best performing regional bank in America by SNL Financial and best performing bank in America by Bank Director magazine

This Transition Is All About People -
A Powerful Union Of Two Great Bank Teams
Carefully Considered
Well Thought-Out
Customer Friendly
Shareholder Friendly
Employee Friendly
A Complementary Combination of Two Premier Community Banks
Expansion in Florida with almost no branch duplication
Shared track record of excellence
C1’s demonstrated leadership in innovation
Bank of the Ozarks’ proven track record of exceptional performance and leadership
“Together we will do
great things.”

Excellence Recognized
Community Banker of the Year:
American Banker, December 2010
Ranked Top Performing Bank:
ABA Banking Journal, April 2011
Ranked Top Performing Bank:
ABA Banking Journal, April 2012
Ranked Top Performing Regional Bank:
SNL Financial, April 2012
Ranked Top Performing Bank:
Bank Director Magazine, August 2013
BANK IN THE U.S.
You have a friend here®
Ranked Top Performing Bank:
Bank Director Magazine, August 2014
Ranked Top Performing Regional Bank:
SNL Financial, April 2015
Ranked Top Performing Bank:
Bank Director Magazine, August 2015
The Mission Statement
Our mission is to be the best banking organization in each of the markets we serve as determined by our customers, shareholders, employees and regulators.
We strive to be the best bank for customers by offering a broad array of banking products and services at competitive prices and with the highest quality of personal service.
We strive to be the best bank for shareholders by maximizing long-term value through strong year-to-year growth in assets, loans, deposits and net income while maintaining profit margins, asset quality and operating efficiency more favorable than industry averages.
We strive to be the best bank for our employees by providing favorable compensation and benefits, opportunities for growth and advancement, a share in the success of the company, and a positive workplace and culture.
We strive to be the best bank for regulators by adhering to safe, sound and prudent banking practices, striving to comply with all applicable laws and regulations, and giving appropriate attention to capital adequacy, asset quality, management, earnings, liquidity and market sensitivity.
The Most Important Thing: Our Values Are More Important Than Our Financial Results.
Character
Ethics
Integrity
Fair Dealing
Diversity and Inclusion
Honor

Together We Are Strategically Positioned For Great Growth
What Happens Next
It’s business as usual – take great care of our customers
Filing for regulatory approvals
Anticipate closing in late Q1 2016 or early Q2 2016
Post closing we will operate as Bank of the Ozarks
Systems consolidation (Fiserv Premier) planned for Q3 2016
What Your Customers Need To Know
“It’s business as usual” – Nothing will change for many months, and customers should not experience any negative impacts from the transaction
“We are still going to be here for you” – Bank of the Ozarks shares a commitment to exceptional customer service and minimal, if any, changes are planned for offices or any staff dealing with customers
Bank of the Ozarks is one of America’s strongest banks bringing unparalleled safety, soundness and security to our customers
After our systems are converted, our customers will have access to approximately 254 offices* and exciting new banking products and services
Bottom line: “This combination will be great for our customers”
Refer to bankozarks.com for more information about Bank of the Ozarks
* Includes Pending Community & Southern transaction.

Growth Is Critical To Our Shared Success
Together we are an outstanding, high-performing banking organization with expectations for continued growth and expansion.
Growth and expansion provide meaningful career opportunities in a premier regional banking franchise.
Let’s Be Exceptional Together!
Not good, not just great, but truly exceptional.
“Good enough is never good enough if we can do any better.”
“We are two great teams
now achieving exceptional things together.”

Answers to Questions You May Have
Bank of the Ozarks, Inc., the holding company for Bank of the Ozarks, and C1 Financial, Inc., the holding company for C1 Bank (C1) announced on November 9, 2015 that the two companies entered into a definitive agreement and plan of merger. The transaction is expected to close late in the first quarter of 2016 or early in the second quarter of 2016. The combined companies and banks will operate as Bank of the Ozarks, Inc. and Bank of the Ozarks.
What should I know about this merger?
C1 and Bank of the Ozarks are working closely to make this transition as seamless and smooth as possible.
All deposit account types and account numbers will remain the same and customers will continue to use their existing checks, ATM/debit cards and online and mobile banking/bill pay services and make loan payments as usual.
At this time, no changes to banking hours, policies, products, interest rates, staff, and, most importantly, the banking culture are expected. It’s business as usual.
C1 will retain its name until the transaction is officially completed, which is expected to be late in the first quarter of 2016 or early in the second quarter of 2016. At that time all locations will operate under the Bank of the Ozarks name.
C1 employees and customers will still originate accounts using C1 products and services until the C1 and Bank of the Ozarks operating systems are combined (both banks utilize the Fiserv Premier banking system), which is currently planned for the third quarter of 2016. There will be a period of time from the closing of the transaction late in the first quarter of 2016 or early in the second quarter of 2016, until the operating systems are combined in the third quarter of 2016, when the former C1 offices will operate as Bank of the Ozarks, but continue to offer the former C1’s products and services.
Do customers need to do anything about their account(s)?
There is no need to do anything. Customers can continue banking exactly as they have been. Customers can continue to access their money by writing checks, using ATM and debit cards and/or online and mobile banking. Checks drawn on C1 will continue to be accepted. Loan payments should also continue to be made as usual.
Customers of both banks can expect to have a high level of convenience and customer service and expanded banking locations once the transaction is officially completed and banking systems are combined.
Advance notice will be given to customers prior to any material change to their account(s).
Will customers’ checking/savings/CD account(s) number change?
All account numbers will remain the same at this time. If any changes to account numbers are required in the future, we will communicate such changes to any affected customers well in advance of those changes.
What about direct deposits?
Current arrangements for direct deposit(s) will continue as normal without interruption.

What about online banking access?
C1 customers will continue to access online banking through c1bank.com and no changes to online services will occur until the banking systems are combined.
Are deposits still safe?
Yes. Deposits with C1 and Bank of the Ozarks are safe, sound and readily accessible. All deposit accounts, which include checking, savings, money market, CDs and retirement accounts, will become Bank of the Ozarks accounts, regardless of the amount, upon closing of the transaction, which is currently expected to occur late in the first quarter of 2016 or early in the second quarter of 2016.
Why did C1 and Bank of the Ozarks decide to merge?
The merger brings together two banks committed to excellence for their customers, shareholders and employees. The combined bank’s increased lending capacity, expanded footprint and combined capabilities position it well to continue meeting the needs and growing expectations of customers, shareholders and employees.
How will the merger impact customers?
The combined bank’s increased lending capacity, expanded footprint and combined technology capabilities will allow us to give our customers better access to the financial resources and the state-of-the-art technology they need to be successful.
What will be the name of the new bank?
Upon closing, C1 will assume the Bank of the Ozarks name and the holding company will be Bank of the Ozarks, Inc.
When will the merger be official? How will customers be notified?
The transaction is currently expected to close late in the first quarter of 2016 or early in the second quarter of 2016 following the receipt of all customary regulatory approvals and C1 shareholder approval. All customers will be notified in writing and online.
Should customers expect any changes to the personalized customer service and banking experience they currently enjoy?
C1 and Bank of the Ozarks share a commitment to serving customers with excellence, and customers can expect this to continue.
Will there be any new products or offerings as a result of the combined bank?
The combined bank creates a stronger organization with the capital, funding, infrastructure and leadership to support continued expansion of products and services, giving our customers access to excellent banking products and technology.
Will any banking offices be consolidated?
We do not anticipate any branch consolidation at this time.

Should we slow down our business development activities?
C1 and Bank of the Ozarks have achieved outstanding growth. We have expectations for continued growth and expansion as we move forward together. The staff of both banks will continue to strive to develop new business and customer relationships.
What’s the benefit to C1 Bank given our recent track record of strong growth?
The merger will expand our loan platform for continued growth and increase our legal lending limit as well as expand our scale and footprint. Our customers will have access to over 250 banking offices.
Will titles and positions change?
Bank of the Ozarks rewards performance and employs industry leaders in their respective business units. As all C1 Bank employees will be Bank of the Ozark employees on the merger closing date, titles will be standardized. Any changes to current positions will occur on a case by case basis.
Can we expect any changes to our culture?
Our culture will continue to flourish in the way we interact with customers, operate in our communities and invest for the future. Both C1 and Bank of the Ozarks share a focus on driving continued, meaningful growth and delivering excellent, personalized customer service that has been a hallmark of both companies over the years.
Where will our official bank headquarters be?
The combined bank’s official headquarters will be in Little Rock, Arkansas.
Will C1 Bank continue to maintain a St. Petersburg HQ following the merger?
At this time, we expect to continue to use the current St. Petersburg HQ to support Florida-based business operations.
What should I do if someone from the media contacts me?
Employees, officers and directors who are not authorized spokespersons should refer all requests to Susan Blair, Executive Vice President, Bank of the Ozarks. Susan can be reached at (501) 978-2217 or sblair@bankozarks.com. If for any reason Susan is not available, please take a message (name, publication, contact information) and forward it to her.
Who should I talk to with questions?
You should direct any questions or concerns to your direct supervisor.
For more information about Bank of the Ozarks, please visit bankozarks.com.

Bank of the Ozarks by the Numbers
With a solid record of long-term growth in loans, deposits and earnings, Bank of the Ozarks has earned respect as a great place to do business – and build successful relationships.
We are successful because we always remain focused on strong fundamentals of banking: great customer service, prudent lending practices and sound management.
Ranked the top-performing bank by Bank Director Magazine (2015, 2014, 2013)
Ranked the top-performing regional bank by SNL Financial (2015, 2012)
Ranked the top-performing bank in the U.S. by ABA Banking Journal (2012, 2011)
Rated as “well capitalized” – the highest available regulatory rating
Publicly traded company on the NASDAQ Global Select Market, symbol OZRK
Headquartered in Little Rock, Arkansas
Chartered in March 1903, a 112-year heritage
*As of September 30, 2015

ADDITIONAL INFORMATION
This communication is being made in respect of the proposed merger transaction involving Bank of the Ozarks, Inc. (“Company”) and C1 Financial, Inc. (“C1”).This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. In connection with the proposed merger, the Company will file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 that will include a proxy statement of C1 and a prospectus of the Company. The Company and C1 also plan to file other documents with the SEC regarding the proposed merger transaction and a definitive proxy statement/prospectus will be mailed to shareholders of C1. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The
proxy statement/prospectus, as well as other filings containing information about the Company and C1 will be available without charge, at the SEC’s Internet site (http://www.sec.gov). Copies of the proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the proxy statement/prospectus can also be obtained, when available, without charge, from the Company’s website at http://www.bankozarks.com under the Investor Relations tab (in the case of documents filed by the Company) and on C1’s website at https://www.c1bank.com (in the case of documents filed by C1).
The Company and C1, and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of C1 in respect of the proposed merger transaction. Certain information about the directors and executive officers of the Company is set forth in its Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on February 27, 2015 and its proxy statement for its 2015 annual meeting of shareholders, which was filed with the SEC on March 25, 2015. Certain
Information about the directors and executive officers of C1 is set forth in its Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on February 20, 2015, its proxy statement for its 2015 annual meeting of shareholders, which was filed with the SEC on March 10, 2015, and its Current Reports on Form 8-K, which were filed with the SEC on July 1, 2015 and September 14, 2015. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement/ prospectus and other relevant documents filed with the SEC when they become available.
CAUTION ABOUT FORWARD-LOOKING STATEMENTS
This communication contains certain forward-looking information about the Company and C1 that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995.All statements other than statements of historical fact are forward-looking statements. In some cases, you can identify forward- looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “future” or the negative of those terms or other words of similar meaning. These forward-looking statements include, without limitation, statements relating to the terms and closing of the proposed transaction between the Company and C1, the proposed impact of the merger on the Company’s financial results, including any expected increase in the Company’s book value and tangible book value per common share and any expected increase in diluted earnings per common share, acceptance by C1’s customers of the Company’s products and services, the opportunities to enhance market share in certain markets, market acceptance of the Company generally in new markets, and the integration of C1’s operations.
You should carefully read forward-looking statements, including statements that contain these words, because they discuss the future expectations or state other “forward-looking” information about the Company and C1.A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, many of which are beyond the parties’ control, including the parties’ ability to consummate the transaction or satisfy the conditions to the completion of the transaction, including the receipt of shareholder approval, the receipt of regulatory approvals required for the transaction on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction; the possibility that any of the anticipated benefits of the proposed merger will not be realized or will not be realized within the expected time period; the risk that integration of C1’s operations with those of the Company will be materially delayed or will be more costly or difficult than expected; the failure of the proposed merger to close for any other reason; the effect of the announcement of the merger on customer relationships and operating results (including, without limitation, difficulties in maintaining relationships with employees or customers); dilution caused by the Company’s issuance of additional shares of its common stock in connection with the merger; the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the diversion of management time on transaction related issues; general competitive, economic, political and market conditions and fluctuations;
changes in the regulatory environment; changes in the economy affecting real estate values; C1’s ability to achieve loan and deposit growth; projected population and income growth in C1’s targeted market areas; volatility and direction of market interest rates and a weakening of the economy which could materially impact credit quality trends and the ability to generate loans; and the other factors described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and in its most recent Quarterly Reports on Form 10-Q filed with the SEC, or described in C1’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and its most recent Quarterly Reports on Form 10-Q filed with the SEC. The Company and C1 assume no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, all of which speak only as of the date hereof.